FOURTH AMENDMENT
                                   TO RESTATED
                        EMPLOYEES' EQUITY INCENTIVE PLAN


                              CENTURY CASINOS, INC.


                           Dated as of March 10, 2003






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                                FOURTH AMENDMENT
                 TO RESTATED EMPLOYEES' EQUITY INCENTIVE PLAN OF
                             CENTURY CASINOS, INC.

     This Fourth Amendment to the Restated Employees' Equity Incentive Plan, of Century Casinos, Inc., a Delaware corporation (the "Company"), is made as of this 10th day of March, 2003, by and among all of the undersigned Directors of the Company;


                                 R E C I T A L S

     1. On April 29, 1994, the Company adopted the Century Casinos, Inc. Employees' Equity Incentive Plan ("the Plan").

     2. On December 1, 1999, the Company amended and restated the Plan (the "Restated Plan");

     3. On May 1, 2000, the Company amended the Restated Plan by adopting a First Amendment to the Restated Plan.

     4. On March 12, 2001, the Company amended the Restated Plan by adopting a Second Amendment to the Restated Plan.

     5. On June 1, 2001, the Company amended the Restated Plan by adopting a Third Amendment to the Restated Plan.

     6. The Company now desires to further amend the Restated Plan, by this Fourth Amendment to the Restated Plan.


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     NOW,  THEREFORE,  in  consideration  of the mutual covenants and conditions contained herein, the Directors agree as follows:

1. Section 2.1(a) of the Employees' Equity Incentive Plan, shall read in its entirety as follows:

          " 2.1(a) 'Affiliated Corporation' means any corporation or other entity, including, but not limited to a partnership or a subsidiary, whenever established, ("Subsidiary"), which is affiliated with Century Casinos, Inc. through stock ownership or otherwise and is treated as a common employer under the provisions of Code Sections 414(b) and (c)."

2. Section 2.1(g) of the Employees' Equity Incentive Plan, shall read in its entirety, as follows:

          " 2.1(g) 'Exchange' means the exchange of Non-Statutory Options for Restricted Stock, pursuant to the provisions of Section 7.2(k) and
          Section 8 hereof, and such rules and regulations as may be adopted from time to time by the Incentive Plan Committee pursuant to Section 3 hereof."

3. Section 2.1(j) of the Employees' Equity Incentive Plan, shall read in its entirety, as follows:

          " 2.1(j) 'Holder of Record' means the person or entity as determined in writing by the Incentive Plan Committee, pursuant to the provisions of Section 8.3 hereof."

4. Section 2.1(t) of the Employees' Equity Incentive Plan, shall read in its entirety as follows:

          " 2.1(t) 'Stock' means the common stock, $0.1 par value, of the Company or a Subsidiary, or any other class of Common Stock

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

          that the Common Stock, Stock Options, or Restricted Stock Awards shall convert into, including the stock of an Affiliated Corporation or Subsidiary of the Company."

5. Section 7.2(f)(ii) of the Employees' Equity Incentive Plan, shall read in its entirety, as follows:

          "7.2(f)(ii) Each agreement for Non-Statutory Stock Options, or for Restricted Stock, as defined herein, shall allow limited transferability (a) to legal entities which are 100% owned or controlled by the Optionee or Holder of Record, or if not 100% owned or controlled by the Optionee or Holder of Record, pursuant to conditions of transfer wherein only the individual or the Trust Managers of such individual's Family Trust can exercise such options or such privileges of stock ownership; or (b) by will pursuant to the laws of descent and distribution. As to stock options or Restricted Stock Awards transferred under Section 7.2(f)(ii) (a) or (b) above, such Option or Restricted Stock Award is exercisable (i) during the Holder of Record's (such "Holder's") lifetime and as long as Holder is one of the beneficiaries of such Family Trust only by the Holder, the Trust Managers of the Holder's Family Trust, or (ii) in the event of the Holder's disability or incapacity, by his or her guardian or legal representative, or (iii) in the event of the death of the Holder by the Trust Managers of the Holder's Family Trust for a period of 90 days from the death of the Holder."

6. Section 7.2 (k) of the Employees' Equity Incentive Plan, shall read in its entirety, as follows:

          "7.2 (k)  Exchange  of  Non-Statutory  Options for  Restricted  Stock.


          Subject to the provisions of Section 8 below, Non-Statutory Options may be exchanged for Restricted Stock Awards by participants designated


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     by the Incentive Plan Committee, on the following terms and conditions:

          (i) On the day of such exchange (the "Exchange Date"), which shall be set and determined by the Incentive Plan Committee ("the Committee"), the value of the options and warrants will be determined, using the Black Scholes formula.

          (ii) On the Exchange Date, a discount (as determined by the Incentive Plan Committee, for example as per the Watson Wyatt & Company study described in Exhibit 1 hereto) shall be applied to the fair market value of one share of Century Casinos common stock (as traded on NASDAQ) to arrive at the value of one RSA of Century Casinos, Inc.

          (iii) The Black Scholes value of all options to be exchanged by each participant shall be divided by the value of one RSA of Century Casinos, Inc. The result shall be the number of RSAs that participant receives; provided, however, that the number of RSAs received by any participant in this exchange shall not exceed the number of options he or she currently holds (irrespective of the application of the above formula); and

          (iv) In the event the participant elects in writing, which he or she is allowed to do before, at, or any time after the Exchange Date, to convert, in part or in full, his stock options or RSAs in the Company to RSAs of a Subsidiary of the Company, the participant can do so on such terms and conditions as the Incentive Plan Committee may from time to time establish."


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7.   Section 8.3 of the  Employees'  Equity  Incentive  Plan,  shall read in its entirety, as follows:

               " 8.3 Privileges of a Stockholder: Transferability. A participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by him as a Restricted Stock Award under this Section 8 upon his becoming the Holder of Record of such Stock. A participant shall be deemed the Holder of Record of such Restricted Stock at the time of the granting of a Restricted Stock Award by the Incentive Plan Committee, or at the time of actual Exchange of his Non-Statutory Options for Restricted Stock Awards, upon such terms and conditions as are established by the Incentive Plan Committee; provided, however, that the participant's right to sell, encumber or otherwise transfer such Stock shall be the same as for Stock Options, as set forth in Section 7.2(f)(i) and (ii), and shall be subject to the limitations of Section 12.2 hereof."

8. Section 8.4 of the Employees' Equity Incentive Plan, shall read in its entirety, as follows:

               " 8.4 Enforcement of Restrictions. The Incentive Plan Committee, in its sole discretion, may require one or more of the following methods of enforcing the restrictions referred to in sections 8.2 and 8.3:

          (a) Placing a legend on the stock certificates referring to the restrictions; or
          (b) Requiring the participant to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; provided that the Holder of Record (or his transferee pursuant to Sections 7.2(f) or 12.2 hereof) shall have the right to vote such Restricted Stock, subject to such terms and conditions as may be established by the Incentive Plan Committee, and to exercise all the other privileges set forth in

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          Section 8.3 above."

9. Section 12.2 of the Employee's Equity Incentive Plan shall read in its entirety as follows:

          "12.2 Non-Transferability. No right or interest of any participant in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the participant, either voluntarily or involuntarily, except as set forth in Section 7.2(f), or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a participant's death, a participant's rights and interests in Options (or any other Award granted under the Plan) shall, to the extent provided in Section 7, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options (or any other Award granted under the Plan) may be made by, the participant's legal representative, heirs or legatees. If, in the opinion of the Incentive Plan Committee, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Incentive Plan Committee with evidence satisfactory to the Incentive Plan Committee of such status."

10. A new section 12.3 is hereby added to the Employee Equity Incentive Plan as follows:

          " 12.3 Exchange or Conversion  of Stock Options for  Restricted  Stock
          Awards:

               The Incentive Plan Committee may, pursuant to such requirements as it shall from time to time hereafter establish, allow

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          participants to surrender their existing  Non-Statutory  Stock Options and Warrants, to be exchanged for Restricted Stock Awards ("RSAs"), either in Century Casinos, Inc. or in a Subsidiary of Century Casinos Inc., on terms and conditions set by the Incentive Plan Committee.

               12.3.1 In the event the participant elects in writing to convert his Stock Options or RSAs in the Company to RSAs of a Subsidiary of the Company, the participant can do so, from time to time, in full or in part, on such basis as determined by the Incentive Plan Committee.

               12.3.2 Furthermore, all participants shall be entitled to hold such interests in a Family Trust and thereafter such Family Trusts shall have all rights described herein, including but not limited to, the right of the Family Trust manager, to elect in writing, to surrender their existing Non-Statutory Stock Options and Warrants, to be exchanged for Restricted Stock Awards ("RSAs"), either in Century Casinos, Inc. or in a Subsidiary of Century Casinos Inc., on terms and conditions set by the Incentive Plan Committee, to be held by such Family Trust or Family Trusts."

11. Section 15. of the Employee's Equity Incentive Plan shall read in its entirety as follows:

               "PLAN AMENDMENT, MODIFICATION AND TERMINATION: The Board may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company on the advice of counsel, determines that stockholder approval is otherwise necessary.

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               No amendment,  modification  or  termination of the Plan shall in any manner adversely affect any Awards theretofore granted under the Plan, without the consent of the Participant holding such Awards."

12. All other provisions of the Restated Plan are hereby ratified, confirmed and approved, and shall remain unchanged, in full force and effect.


     IN WITNESS WHEREOF, the Company, through the ratification and approval of its Board of Directors, has caused this Fourth Amendment to the Restated Employees' Equity Incentive Plan to be duly executed, all as of the date and year first above written.


                                                        INCENTIVE PLAN COMMITTEE
                                                           CENTURY CASINOS, INC.


                                                            /s/ Erwin Haitzmann
                                                       ------------------------
                                                             Erwin H. Haitzmann


                                                           /s/ Peter Hoetzinger
                                                       ------------------------
                                                               Peter Hoetzinger


                                                              /s/ Dinah Corbaci
                                                       ------------------------
                                                                  Dinah Corbaci


                                                        /s/ Gottfried Schellmann
                                                       ------------------------
                                                           Gottfried Schellmann